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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2004

                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
               (Exact Name of Registrant as Specified in Charter)


           Indiana                  333-06489                 43-1664986
           Indiana                                            35-2100872
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)          Identification No.)


                         301 Freemont Street, 12th Floor
                             Las Vegas, Nevada 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On December 20, 2004, The Majestic Star Casino, LLC ("Majestic Star") and Jon S. Bennett entered into an amendment to the Employment Agreement dated October 21, 2002 between Mr. Bennett and Majestic Star, as previously amended on April 20, 2004 (the "Employment Agreement"). Mr. Bennett serves as Vice President and Chief Financial Officer of Majestic Star and The Majestic Star Casino Capital Corp.

        The amendment extends the term of the Employment Agreement, which was set to expire on April 20, 2005, for an additional nine months through January 20, 2006. The amendment also provides for an annual base salary of $275,000 during the period January 1, 2005 through January 20, 2006.

        A copy of the amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.  Description

10.1 Amendment to Employment Agreement dated December 20, 2004 between Jon Scott Bennett and The Majestic Star Casino, LLC




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by theundersigned hereunto duly authorized.

December 22, 2004                THE MAJESTIC STAR CASINO, LLC

                                 By:  /s/ JON S. BENNETT
                                     -------------------------
                                     Jon S. Bennett, Vice President
                                     and Chief Financial Officer


                                 THE MAJESTIC STAR CASINO CAPITAL CORP.


                                 By:  /s/ JON S. BENNETT
                                     -------------------------
                                     Jon S. Bennett, Vice President
                                     and Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No. Description

10.1 Amendment to Employment Agreement dated December 20, 2004 between Jon Scott Bennett and The Majestic Star Casino, LLC